================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2006

                            CAPITAL BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          North Carolina            000-30062            56-2101930
  (State or other jurisdiction     (Commission        (I.R.S. Employer
        of incorporation)          File Number)    Identification Number)

                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01  OTHER EVENTS

On February 27, 2006, Capital Bank Corporation (the "Company"), the parent company of Capital Bank, announced that its Board of Directors had authorized a stock repurchase program to acquire up to 1,000,000 shares of the Company's common stock, which represents approximately 8.5% of the 11,734,786 current outstanding shares of common stock. The program, which is expected to be completed within 24 months, will be dependent on market conditions and other regulatory approvals, and there is no guarantee as to the exact number of shares to be repurchased by the Company. For more information, reference is made to the Company's press release dated February 27, 2006, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

99.1   Press Release dated February 27, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CAPITAL BANK CORPORATION

                                                     By: /s/ B. Grant Yarber
                                                         -----------------------
                                                         B. Grant Yarber
                                                         Chief Executive Officer

Date: February 27, 2006